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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event report)
                        August 24, 2001 (August 23, 2001)
                        ---------------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-27740              37-1351861
           --------                      -------              ----------
(State or other jurisdiction of        (Commission           IRS Employer
 incorporation or organization)        File Number)       Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



Total Pages: 3





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                         Exhibit Index appears on Page 2
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Item 5.  Other Events
         ------------

Citizens First Financial Corp., the parent company of Citizens Savings Bank, announced the resumption of a previously suspended stock purchase program and the approval of a new stock repurchase program for an additional 5% of its outstanding shares of common stock.

A press release concerning the stock repurchase programs is attached as Exhibit 99.1.


                                  Exhibit Index
                                  -------------

Exhibit No.                                                      Page
-----------                                                      ----
   99.1              Press release dated August 23, 2001           3




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 23, 2001                  By:      /s/ C. William Landefeld
                                           -------------------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer



Dated: August 23, 2001                  By:        /s/ Dallas G. Smiley
                                           -------------------------------------
                                           Dallas G. Smiley
                                           Senior Vice-President and
                                           Chief Financial Officer


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